UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2013 (July 1, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 2, 2013, American Realty Capital Properties, Inc. (“ARCP”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”), in part for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) dated July 1, 2013, with American Realty Capital Trust IV, Inc., a Maryland corporation (the “Target”) or (“ARCT IV”), Thunder Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), and American Realty Capital Operating Partnership IV, L.P., a Delaware limited partnership and the operating partnership of the Target (the “Target Operating Partnership”). The Merger Agreement provides for the merger of the Target with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company. In addition, the Merger Agreement provides for the merger of the Target Operating Partnership with and into the Company Operating Partnership (the “Partnership Merger” and together with the Merger, the “Mergers”), with the Company Operating Partnership being the surviving entity. The board of directors of the Company (the “Board”) has, by unanimous vote of the Board members voting, approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement.

The purpose of this amended Current Report on Form 8-K/A (the “Amendment”) is to provide certain ARCT IV audited historical financial information as of March 31, 2013 and for the three months ended March 31, 2013 and for the year ended December 31, 2012, to provide an audited historical summary of the GE Portfolio Properties (as defined below), to provide certain ARCP unaudited pro forma consolidated financial information as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012, to include pro forma information for properties acquired by ARCP from April 1, 2013 to June 30, 2013, including the related financing thereon, pro forma information on the 447 properties that were acquired from GE Capital Corp. and its related parties on June 27, 2013 (the “GE Portfolio Properties”), the probable merger with CapLease, Inc. (“CapLease”) and related parties, and to incorporate pro forma information for the Merger entered into by the Company on July 1, 2013 with ARCT IV, which is considered to be probable.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Attached as Exhibit 99.1 to this Amendment are ARCT IV’s audited financial statements included in ARCT IV’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on March 8, 2013.

Attached as Exhibit 99.2 to this Amendment are ARCT IV’s unaudited financial statements included in ARCT IV’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 as filed with the SEC on May 15, 2013.

Attached as Exhibit 99.3 to this Amendment are audited financial statements of a business to be acquired by ARCT IV, the GE Capital Portfolio Audited Historical Summary for the year ended December 31, 2012 and Unaudited Historical Summary for the three months ended March 31, 2013.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of ARCP which includes ARCT IV as of March 31, 2013 and for the periods ended March 31, 2013 and December 31, 2012, are filed as Exhibit 99.4 to this Amendment and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23	Consent of Grant Thornton LLP

23.1	Consent of Grant Thornton LLP

99.1	American Realty Capital Trust IV, Inc. Audited Financial Statements from their Annual Report on Form 10-K for the year ended December 31, 2012

99.2	American Realty Capital Trust IV, Inc. Unaudited Financial Statements from Quarterly Report on Form 10-Q for the quarter ended March 31, 2013

99.3	American Realty Capital Trust IV, Inc. Financial Statements of Business to be Acquired: The GE Capital Portfolio Audited Historical Summary for the year ended December 31, 2012 and Unaudited Historical Summary for the three months ended March 31, 2013.

99.4	ARCP Unaudited Pro Forma Consolidated Financials as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

July 22, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors